Related party transactions	12 Months Ended
Dec. 31, 2020
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Related party transactions
39. Related party transactions

At 31 December 2020, GSK owned 32 million shares or 31.6% of Innoviva Inc. which is a biopharmaceutical company listed on NASDAQ. GSK began recognising Innoviva as an associate on 1 September 2015. The royalties due from GSK to Innoviva in the year were £261 million (2019 – £215 million). At 31 December 2020, the balance payable by GSK to Innoviva was £65 million (2019 – £63 million).
A loan of £3.0 million to Medicxi Ventures I LP remained due to GSK at 31 December 2020. The loan due from Index Ventures Life VI (Jersey) LP was repaid in the year. In 2020, GSK increased the investment in Kurma Biofund II, FCPR by £0.8 million and Apollo Therapeutics LLP by £2.0 million. Further investments were also made in Medicxi Ventures I LP of £1.2 million. As part of the joint venture agreement with Qura Therapeutics LLC, the Group had an obligation to fund the joint venture $1 million per quarter up to April 2020. On 26 June 2019, the agreement was extended for a second five-year

period up to April 2025, with both GSK and its joint venture partner committing additional financial support in the amount of $20 million. At December 2020, the outstanding liability due to Qura was $17 million.
Cash distributions were received from our investments in Medicxi Ventures I LP of £14.5 million and in Index Venture VI (Jersey) LP of £10.6 million.
The aggregate compensation of the Directors and CET is given in Note 9, ‘Employee costs’.